Exhibit 99.1

P3 Health Partners to Become Publicly Traded via Merger with Foresight Acquisition Corp.

- Transaction to Publicly List P3 Health Partners, a Patient-Centered and Physician-Led Population Health Management Company Delivering Value-Based Care—

- Estimated Post-Transaction Enterprise Value of $2.3 Billion With Over $180 Million in Cash to Fund Growth -

- Transaction Includes an Over $200 Million Fully Committed Common Stock Private Investment at $10 Per Share Including Participation From Funds and Accounts Managed by Fidelity Management & Research Company LLC and Janus Henderson Investors -

New York, NY—May 25, 2021 – P3 Health Partners (“P3”) and Foresight Acquisition Corp. (NASDAQ: FORE) (“Foresight”) have entered into a definitive agreement which would result in P3 becoming a publicly listed company.

Upon closing of the transaction, the combined entity will be renamed P3 Health Partners and is expected to remain listed on the Nasdaq Capital Market.

P3 is a patient-centered and physician-led population health management company that supports providers, physicians, and practices in their journey from traditional volume-based models to value-based systems of care and wellness. P3 believes its extensive experience managing Medicare Advantage (MA) populations in global risk arrangements drives its differentiated model, which simultaneously improves care and decreases costs. P3 is a portfolio company of Chicago Pacific Founders who provided P3’s initial and growth capital.

P3 Health Partners Investment Highlights

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Empowering Value-Based Care: Founded and led by physicians, P3 is a team of doctors, clinicians and support service professionals with a shared passion for delivering value-based care. P3 is dedicated to transforming healthcare for patients, providers, and payors with a proven physician-affiliated model that delivers high-quality, low-cost care to Medicare Advantage members.

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Large Addressable Market for Medicare Advantage Patients: Substantial market opportunity to partner with physicians & payors that serve the 60 million estimated Medicare eligible beneficiaries in P3’s rapidly growing core $300 billion Medicare Advantage Market. P3 currently operates in 11 markets across four states and expects to add three to five new markets annually to drive 35% patient growth over the long-term through a mix of payor and provider opportunities.

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Rapidly Scalable, Capital-Light Model: P3’s capital efficient growth approach leverages the existing installed physician base across the U.S., which enables accelerated market entry while maintaining the preexisting patient and physician relationship. P3 enters markets with payor and provider partnerships to rapidly scale member growth while developing a full network of primary care, specialty, and ancillary providers.

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Experienced Management Team: P3 was founded and is led by one of the most experienced management teams in population health. The core management team has a 20-year track record with deep value-based care expertise and a proven ability to build and scale value-based care platforms.

“Today marks an important milestone in our mission to transform healthcare for patients, providers, and payors through value-based care,” said Sherif Abdou, CEO of P3. “We have the right team and delivery model to help physicians and payors accelerate the move to value-based care within a growing market for Medicare beneficiaries. As a public company, we will continue to provide a differentiated approach to patient care for all key stakeholders while delivering proven care outcomes and enhancing patient and provider satisfaction.”

Greg Wasson, Chairman of Foresight, said: “We are incredibly excited to partner with P3 and help drive the next phase of its growth. The P3 management team has deep value-based care expertise and a proven track record for addressing some of the largest challenges in healthcare today. Their innovative, patient-centered, and physician-led care model enables the delivery of high-quality care at scale while aligning physician incentives to drive improved outcomes and reduce medical costs. We look forward to partnering closely with them on this exciting next chapter as a public company.”

As part of the transaction, Mark Thierer is expected to become the Chairman of the public company’s board. Mr. Thierer is a recognized leader in the healthcare industry with more than 30 years of experience leading organizations to financial and operational success. He was previously Chairman and CEO of Catamaran, selling the business for $12.8 billion to OptumRx in 2015. Mark went on to serve as CEO of OptumRx for two years post-acquisition and led the successful integration of the businesses. Mr. Thierer commented, “I’m very excited about serving as Chairman of P3 and working closely with the leadership team to build the population health market leader.”

Transaction Terms

The combined company will have an estimated post-transaction enterprise value of $2.3 billion with an estimated equity value of $2.4 billion from the contribution of at least $180 million in cash proceeds from the transaction. Proceeds will consist of up to $316 million of cash held in Foresight’s trust account, assuming no redemptions by Foresight’s public stockholders, and an additional fully committed private investment of over $200 million at $10.00 per share, including participation from funds and accounts managed by Fidelity Management & Research Company LLC and Janus Henderson Investors.

The net proceeds raised from the transaction will be used to support P3’s working capital and accelerate the national expansion of its proven platform.

The transaction is expected to result in P3’s existing members owning approximately 75% of the equity of the combined company. The business combination has been approved by the boards of directors of both P3 and Foresight and is expected to close in the second half of 2021, subject to regulatory and stockholder approvals, and other customary closing conditions.

For a summary of the material terms of the transaction, as well as a supplemental investor presentation, please see the Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”). Additional information about the proposed transaction will be described in Foresight’s proxy statement relating to the merger, which it will file with the SEC.

Advisors

J.P. Morgan Securities LLC acted as exclusive financial advisor to P3. Latham & Watkins LLP acted as legal advisor to P3. Greenberg Traurig, LLP acted as legal advisor to Foresight. Cowen and William Blair served as financial advisors to Foresight. J.P. Morgan Securities LLC, Cowen and William Blair acted as co-placement agents on the PIPE. Mayer Brown acted as placement agent counsel.

Conference Call & Webcast Information

Foresight and P3 management will host a conference call and webcast to discuss the proposed transaction today, May 25, 2021, at 5:00 p.m. Eastern time.

The webcast will be available here and can also be accessed on P3’s website at p3hp.org or Foresight’s website at foresightacq.com.

For those who wish to participate by telephone, please dial (855) 940-5316 (U.S.) or (929) 517-0420 (International) and reference conference ID 6033166.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via Foresight’s website at foresightacq.com.

A telephonic replay of the conference call will be available after 8:00 p.m. Eastern time today through May 31, 2021 by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (International) and referencing conference ID 6033166.

About P3 Health Partners

P3 is a patient-centered and physician-led population health management company. Founded and led by physicians, P3 is a team of doctors, clinicians and support service professionals with a shared passion for delivering value-based care. We leverage our deeply-integrated and capital efficient care model, data and technology, physician leadership and community outreach tools to create enhanced patient outcomes and experiences, greater satisfaction for providers and caregivers and lower care costs. For more information, visit p3hp.org.

About Foresight Acquisition Corp.

Foresight is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, visit foresightacq.com.

About Chicago Pacific Founders

Based in Chicago and San Francisco, Chicago Pacific Founders (“CPF”) is a leading strategic private equity firm focused on investing in growth companies within value-based care innovation, healthcare services, and caring for aging populations. CPF believes that the most significant societal impact and investment returns from healthcare for the next decade will be generated by investment in delivery model innovation. CPF’s leadership team is made up of former healthcare CEOs, senior executives, and investment professionals with a passion and track record of building healthcare businesses. For more information, please visit www.cpfounders.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of P3’s and Foresight’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of P3 and Foresight. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Foresight or P3 is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to P3; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; P3’s ability to manage future growth; P3’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on P3’s future business; the amount of redemption requests made by Foresight’s public stockholders; the ability of Foresight or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Foresight’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the SEC on April 6, 2021 (the “Annual Report”) under the heading “Risk Factors,” and other documents of Foresight filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither P3 nor Foresight presently know or that P3 and Foresight currently believe are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect P3’s and Foresight’s expectations, plans or forecasts of future events and views as of the date of this press release. P3 and Foresight anticipate that subsequent events and developments will cause P3’s and Foresight’s assessments to change. However, while P3 and Foresight may elect to update these forward-looking statements at some point in the future, P3 and Foresight specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing P3’s and Foresight’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to stockholders of Foresight for their consideration. Foresight intends to file a proxy statement (the “Proxy Statement”) with the SEC to be distributed to Foresight’s stockholders in connection with Foresight’s solicitation for proxies for the vote by Foresight’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. After the definitive Proxy Statement has been filed, Foresight will mail the definitive Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Foresight’s stockholders and other interested persons are advised to read, once available, the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement, in connection with Foresight’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Foresight, P3 and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Foresight, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Gateway Investor Relations, (949) 574-3860, FORE@gatewayir.com.

Participants in the Solicitation

Foresight, P3 and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Foresight’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Foresight’s stockholders in connection with the proposed business combination will be set forth in Foresight’s proxy statement when it is filed with the SEC. You can find more information about Foresight’s directors and executive officers in Foresight’s Annual Report. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contacts

Kassi Belz, SVP of Strategic Communications

P3 Health Partners

(904) 415-2744

kbelz@p3hp.org

Investor Relations

Cody Slach, Alex Kovtun

Gateway Group

(949) 574-3860

FORE@gatewayir.com

Public Relations

Jordan Schmidt

Gateway Group

(949) 574-3860

FORE@gatewayir.com